Exhibit 99.1

NEWS RELEASE

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND ANNOUNCES DECEMBER 31, 2023 FINANCIAL RESULTS AND CLOSES PRIVATE PLACEMENT OF $300M 5-YEAR SENIOR UNSECURED NOTES

New York (March 13, 2024) – T. Rowe Price OHA Select Private Credit Fund (the “Company” or “OCREDIT”) today announced financial results for the fourth quarter and year ended December 31, 2023, and the closing of a $300M Private Placement of 5-Year Senior Unsecured Notes.

“We are pleased with OCREDIT’s performance and ramp to-date, having grown from $50 million in initial equity commitments to a billion-dollar-plus portfolio of high-quality investments,” Eric Muller, OCREDIT’s Chief Executive Officer said. “The Company’s inaugural notes offering pursuant to a private placement marks a milestone in its capital management, and we look forward to continue to scale OCREDIT alongside the growing opportunity in senior private lending for the benefit of our shareholders.”

QUARTERLY HIGHLIGHTS

•	Net investment income (NII) per share was $1.03 with weighted average yield on debt and income producing investments, at amortized cost of 12.7%[1];

•	Earnings per share was $1.42 with inception-to-date[2] annualized return of 15.96%[3];

•	Net unrealized appreciation on investments was $9.2 million;

•	Net asset value per share as of December 31, 2023 was $28.00, up 1.9% from $27.49 as of September 30, 2023;

•	Gross and net investment fundings were $228.9 million and $208.3 million, respectively;

•	Ending debt-to-equity was 0.79x, as compared to 0.78x as of September 30, 2023;

•

The Company had debt outstanding of $558.6 million with a weighted average cost of debt of 8.0%. During the fourth quarter, the Company had net borrowings of $175 million across their credit facilities;

•

On March 7, 2024, the Company entered into a Master Note Purchase Agreement governing the issuance of $300.0 million in aggregate principal amount of Series 2024A Senior Notes, due March 7, 2029, with a fixed interest rate of 7.77% per year;

•

During the fourth quarter, the Company issued 7,179,054 of Class I common shares for proceeds of $200.6 million. From January 1, 2024 through March 13, 2024, the Company received total proceeds of $125.1 million from common shareholders in connection with its public offering[4].

[1]

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on income producing securities, divided by (b) the total relevant investments at amortized cost or fair value, as applicable.

[2]	Inception is November 14, 2022.
[3]

Annualized return based on net asset value calculated as the change in net asset value per share during the respective period, assuming distributions that have been declared are reinvested on the effects of the performance of the Company during the period. Past performance is no guarantee of future results.

[4]	Does not include common shares sold through the Company’s distribution reinvestment plan.

DIVIDENDS

During the fourth quarter, the Company declared total distributions of $0.89 per share, of which $0.23 per share was a special distribution declared on December 27, 2023. As of December 31, 2023, the Company’s annualized distribution yield (excluding special distributions) was 9.9%5.

From January 1, 2024 through March 13, 2024, the Company declared the following distributions:

($ per share)	January 29, 2024	February 27, 2024
Base Distribution	$0.20	$0.20
Variable Distribution	$0.03	$0.03

Total Distribution	$0.23	$0.23

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)	Q4 2023	Q3 2023
Net investment income per share	$1.03	$1.02
Net investment income	$21,038	$12,292
Earnings per share	$1.42	$1.67

($ in millions, unless otherwise noted)	As of December 31, 2023	As of September 30, 2023
Total fair value of investments	$1,148.4	$929.6
Total assets	$1,286.1	$1,096.2
Total net assets	$704.4	$494.2
Net asset value per share	$28.00	$27.49

INVESTMENT ACTIVITY

For three months ended December 31, 2023, net investment fundings were $208.3 million. The Company invested $228.9 million during the quarter, including $147.6 million in 7 new companies and $81.3 million in existing companies. The Company had $20.6 million of principal repayments and sales during the quarter.

($ in millions, unless otherwise noted)	Q4 2023	Q3 2023
Investment Fundings	$228.9	$334.2
Sales and Repayments	$20.6	$12.8

Net Investment Activity	$208.3	$322.5

As of December 31, 2023, the Company’s investment portfolio had a fair value of $1,148.4 million, comprised of investments in 90 portfolio companies operating across 22 different industries. The investment portfolio at fair value was comprised of 90.8% first lien senior secured loans and 9.2% second lien senior secured loans. In addition, as of December 31, 2023, 100% of the Company’s debt investments based on fair value were at floating rates, and there were no investments on non-accrual status.

[5]	Future distribution payments are not guaranteed.

ABOUT T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

T. Rowe Price OHA Select Private Credit Fund (the “Company” or “OCREDIT”) is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has also elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). OHA Private Credit Advisors LLC (the “Adviser”) is the investment adviser of the Company. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. OCREDIT’s registration statement became effective on September 29, 2023. From inception through December 31, 2023, the Company has invested approximately $1,172.3 million in aggregate cost of debt investments prior to any subsequent exits or repayments. The Company’s investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments capturing long-term capital appreciation, while maintaining a strong focus on downside protection. OCREDIT invests primarily in directly originated and customized private financing solutions, including loans and other debt securities with a strong focus on senior secured lending to larger companies.

Please visit www.ocreditfund.com for additional information.

FORWARD-LOOKING STATEMENTS

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. OCREDIT believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or OCREDIT’s prospectus and other filings). Except as otherwise required by federal securities laws, OCREDIT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

ABOUT OAK HILL ADVISORS

Oak Hill Advisors (OHA) is a leading global credit-focused alternative asset manager with over 30 years of investment experience. OHA works with institutions and individuals and seeks to deliver a consistent track record of risk-adjusted returns with downside focus. The firm manages approximately $63 billion of capital across credit strategies, including private credit, high yield bonds, leveraged loans, stressed and distressed debt and collateralized loan obligations as of December 31, 2023. OHA’s emphasis on long-term partnerships with companies, sponsors and other partners provides access to a proprietary opportunity set allowing for customized credit solutions with strength across market cycles.

With over 420 experienced professionals across six global offices, OHA brings a collaborative approach to offering investors a single platform to meet their diverse credit needs. OHA is the private markets platform of T. Rowe Price Group, Inc. (NASDAQ – GS: TROW). For more information, please visit oakhilladvisors.com.

About T. Rowe Price

Founded in 1937, T. Rowe Price (NASDAQ – GS: TROW) helps individuals and institutions around the world achieve their long-term investment goals. As a large global asset management company known for investment excellence, retirement leadership, and independent proprietary research, the firm is built on a culture of integrity that puts client interests first. Clients rely on the award-winning firm for its retirement expertise and active management of equity, fixed income, alternatives, and multi-asset investment capabilities. T. Rowe Price has $1.51 trillion in assets under management as of February 29, 2024, and serves millions of clients globally. News and other updates can be found on Facebook, Instagram, LinkedIn, X, YouTube, and troweprice.com/newsroom.

T. ROWE PRICE AND OHA PR CONTACTS:

T. Rowe Price	Oak Hill Advisors
Bill Weeks	Natalie Harvard
+1 (914) 762-2858 bill.weeks@troweprice.com	+1 (212) 326-1505 nharvard@oakhilladvisors.com

T. Rowe Price OHA Select Private Credit Fund

Consolidated Statements of Assets and Liabilities

(in thousands, except per share amounts)

	As of
	December 31, 2023	December 31, 2022
Assets
Investments at fair value:
Non-controlled/non-affiliated investments (cost of $1,131,726 and $72,246 at December 31, 2023 and December 31, 2022, respectively)	$1,148,412	$71,758
Cash, cash equivalents and restricted cash	105,456	19,486
Interest receivable for non-controlled/non-affiliated investments	15,498	356
Deferred financing costs	6,021	335
Deferred offering costs	1,705	—
Receivable for investments sold	9,044	65

Total assets	$1,286,136	$92,000

LIABILITIES
Debt (Note 6)	$558,630	$31,000
Payable for investments purchased	151	10,894
Interest and debt fee payable	4,846	103
Distribution payable	11,573	—
Board of Trustees fee payable	—	92
Unrealized depreciation on foreign currency forward contracts	1,048	—
Accrued expenses and other liabilities	5,457	216

Total liabilities	$581,705	$42,305

Commitments and contingencies (Note 8)
NET ASSETS
Class I shares, $0.01 par value (25,158,870 and 2,000,000 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively)	252	20
Additional paid in capital	687,139	49,980
Distributable earnings (loss)	17,040	(305)

Total net assets	$704,431	$49,695

Total liabilities and net assets	$1,286,136	$92,000

Net asset value per share	$28.00	$24.85

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Select Private Credit Fund

Consolidated Statements of Operations

(in thousands, except per share amounts)

	For the Year Ended December 31, 2023	For the Period from November 14, 2022 (commencement of operations) to December 31, 2022
Investment income from non-controlled / non-affiliated investments:
Interest income	$56,379	$487
Other income	3,465	130

Total investment income	59,844	617

Expenses:
Interest and debt fee expense	19,516	129
Management fees	2,522	—
Income incentive fees	4,178	—
Professional fees	1,299	208
Board of Trustees fees	389	92
Administrative service expenses	550	13
Organizational costs	94	—
Other general & administrative expenses	1,463	—
Amortization of deferred offering costs	1,102	—

Total expenses before fee waivers and expense support	31,113	442

Expense support	(402)	—
Management fees waiver	(2,522)	—
Income incentive fee waiver	(4,178)	—

Total expenses net of fee waivers and expense support	24,011	442

Net investment income before taxes	35,833	175

Excise tax expense	275	—

Net investment income	35,558	175

Realized and unrealized gain (loss):
Realized gain (loss):
Non-controlled/non-affiliated investments	51	8
Foreign currency transactions	114	—
Foreign currency forward contracts	194	—

Net realized gain (loss)	359	8
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	17,174	(488)
Foreign currency forward contracts	(1,048)	—

Net change in unrealized appreciation (depreciation)	16,126	(488)

Net realized and unrealized gain (loss)	16,485	(480)

Net increase (decrease) in net assets resulting from operations	$52,043	$(305)

Net investment income per common share	$3.85	$0.09
Increase in net assets resulting from operations per common share	$5.64	$(0.15)
Weighted average common shares outstanding	9,227,235	2,000,000

See accompanying notes to consolidated financial statements.

For a more detailed description of OCREDIT’s investment guidelines and risk factors, please refer to the prospectus. Consider the investment objectives, risks, and charges and expenses carefully before investing or sending money. For a free prospectus containing this and other information, call 1-855-405-6488 or visit www.troweprice.com. Read it carefully.

OCREDIT is a non-exchange traded business development company (“BDC”) that expects to invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments. An investment in OCREDIT involves a high degree of risk. An investor should purchase securities of OCREDIT only if they can afford the complete loss of the investment.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or Regulation Best Interest standard to any or all purchasers.

As of October 4, 2023, OCREDIT is available in 51 states and territories, excluding Arkansas, Massachusetts, and Washington. No offers or sales of OCREDIT securities may be made to residents of Arkansas, Massachusetts, and Washington.

As of October 4, 2023, OCREDIT is not registered for offer or sale outside of the United States.

BDCs may charge management fees, incentive fees, as well as other fees associated with servicing loans. These fees will detract from the total return.

OCREDIT may in certain circumstances invest in companies experiencing distress increasing the risk of default or failure. OCREDIT is not listed on an exchange which heightens liquidity risk for an investor. OCREDIT has limited prior operating history and there is no assurance that it will achieve its investment objectives. The Company’s public offering is a “blind pool” offering and thus investors will not have the opportunity to evaluate the Company’s investments before they are made. Investors should not expect to be able to sell shares regardless of performance and should consider that they may not have access to the money invested for an extended period of time and may be unable to reduce their exposure in a market downturn.

OCREDIT employs leverage, which increases the volatility of OCREDIT’s investments and will magnify the potential for loss. Fixed-income securities are subject to credit risk, call risk, and interest rate risk. As interest rates rise, bond prices fall. Investments in high-yield bonds involve greater risk. International investments can be riskier than U.S. investments and subject to foreign exchange risk.

OCREDIT is “non-diversified,” meaning it may invest a greater portion of its assets in a single company. OCREDIT’s share price can be expected to fluctuate more than that of a comparable diversified fund. OCREDIT may invest in derivatives, which may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions.

Account opening and closing fees may apply depending on the amount invested and the timing of the account closure. There may be costs associated with the investments in the account such as periodic management fees, incentive fees, loads, other expenses or brokerage commissions. Fees for optional services may also apply.

Opinions and estimates offered herein constitute the judgment of Oak Hill Advisors, L.P. as of the date this document is provided to an investor and are subject to change as are statements about market trends. All opinions and estimates are based on assumptions, all of which are difficult to predict and many of which are beyond the control of Oak Hill Advisors, L.P. In preparing this document, Oak Hill Advisors, L.P. has relied upon and assumed, without independent verification, the accuracy and completeness of all information. Oak Hill Advisors, L.P. believes that the information provided herein is reliable; however, it does not warrant its accuracy or completeness. Certain information contained in the press release discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Diversification cannot assure a profit or protect against loss in a declining market. Potential investors are urged to consult a tax professional regarding the possible economic, tax, legal, or other consequences of investing in OCREDIT in light of their particular circumstances.

In the United States, the Company’s securities are offered through T. Rowe Price Investment Services Inc., a broker-dealer registered with the U.S. Securities and Exchange Commission and a member of FINRA. OHA is a T. Rowe Price company.

© 2024 Oak Hill Advisors. All Rights Reserved. OHA is a trademark of Oak Hill Advisors, L.P. T. ROWE PRICE is a trademark of T. Rowe Price Group, Inc. All other trademarks shown are the property of their respective owners. Use does not imply endorsement, sponsorship, or affiliation of Oak Hill Advisors with any of the trademark owners.

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